Exhibit 2

JOINT FILING AGREEMENT

This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of Common Stock of TTM Technologies, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

June 4, 2015	HICKS MUSE FUND III INCORPORATED

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS MUSE GP PARTNERS III, L.P.

	By:	Hicks Muse Fund III Incorporated,
its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM3/GP PARTNERS, L.P.

	By:	Hicks, Muse GP Partners III, L.P.,
its general partner

	By:	Hicks Muse Fund III Incorporated,
its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

By:	HM3/GP Partners, L.P.,
its general partner

By:	Hicks, Muse GP Partners III, L.P.,
its general partner

By:	Hicks Muse Fund III Incorporated,
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM3 COINVESTORS, L.P.

By:	Hicks Muse GP Partners III, L.P.,
its general partner

By:	Hicks Muse Fund III Incorporated,
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS, MUSE (1999) FUND IV, LLC

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS, MUSE GP (1999) PARTNERS IV, L.P.

By:	Hicks, Muse (1999) Fund IV, LLC,
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM4/GP (1999) PARTNERS, L.P.

By:	Hicks, Muse GP (1999) Partners IV, L.P.,
its general partner

By:	Hicks, Muse (1999) Fund IV, LLC,
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HMTF EQUITY FUND IV (1999), L.P.

By:	HM4/GP (1999) Partners, L.P.,
its general partner

By:	Hicks, Muse GP (1999) Partners IV, L.P.,
its general partner

By:	Hicks, Muse (1999) Fund IV, LLC,
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HMTF PRIVATE EQUITY FUND IV (1999), L.P.

By:	HM4/GP (1999) Partners, L.P.,
its general partner

By:	Hicks, Muse GP (1999) Partners IV, L.P.,
its general partner

By:	Hicks, Muse (1999) Fund IV, LLC
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM 4-P (1999) COINVESTORS, L.P.

By:	Hicks, Muse GP (1999) Partners IV, L.P.,
its general partner

By:	Hicks, Muse (1999) Fund IV, LLC
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM 4-EQ (1999) COINVESTORS, L.P.

By:	Hicks, Muse GP (1999) Partners IV, L.P.,
its general partner

By:	Hicks, Muse (1999) Fund IV, LLC,
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM LEGACY LLC

By:	/s/ David W. Knickel
David W. Knickel
Executive Vice President and Chief Financial Officer

HM GP PARTNERS IV CAYMAN, L.P.

By:	HM Legacy LLC,
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Executive Vice President and Chief Financial Officer

HM EQUITY FUND IV/GP PARTNERS (1999), C.V.

By:	HM GP Partners IV Cayman, L.P.,
its general partner

By:	HM Legacy LLC,
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Executive Vice President and Chief Financial Officer

HICKS, MUSE PG-IV (1999), C.V.

By:	HM Equity Fund IV/GP Partners (1999), C.V.,
its general partner

By:	HM GP Partners IV Cayman, L.P.,
its general partner

By:	HM Legacy LLC,
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Executive Vice President and Chief Financial Officer

/s/ David W. Knickel
John R. Muse (By David W. Knickel, Attorney-in-Fact, pursuant to the Power of Attorney, dated December 23, 2014, filed with the Securities and Exchange Commission as Exhibit 24 to Form 3 filed by Mr. Muse on December 29, 2014)

/s/ David W. Knickel
Andrew S. Rosen (By David W. Knickel, Attorney-in-Fact, pursuant to the Power of Attorney, dated December 22, 2014, filed with the Securities Exchange Commission as Exhibit 2 to Schedule 13D filed by Hicks Muse Fund III Incorporated on December 29, 2014)